[Scudder Investments logo]

Scudder Balanced Fund

Class AARP and Class S Shares

Semiannual Report

June 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Balanced Fund	Ticker Symbol	Fund Number
Class AARP	ABLNX	162
Class S	SCBAX	062

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

These are times that test the principles of long-term investing. We applaud your patience and commitment to your investment in Scudder Balanced Fund in a challenging market environment that has been characterized by emotion and irrational pessimism.

While we have seen some improving economic indicators, we'd be foolish if we tried to predict exactly when the tide will turn. What we believe the market needs now - just as much as a sales and earnings recovery - is a restoration of confidence that a prudently balanced portfolio, anchored by a combination of stock and bond mutual funds, can offer solid opportunities for long-term investors.

Our alliance with Deutsche Bank since April has provided us with new resources as well as a new sense of energy and purpose. We're now part of the fourth largest asset management firm in the world, and we hope to leverage our global talents and size to efficiently offer you opportunities to meet your long-term goals.

As you review your personal investment strategy, we ask that you not surrender to fear that the recent past will be repeated, but instead look to the potential for a brighter future. We believe you'll continue to see the long-term merits of owning shares of a balanced mutual fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder Balanced Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary June 30, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder Balanced Fund - Class S	-10.07%	-12.70%	-3.77%	4.11%	7.56%
S&P 500 Index (60%) and LBAB Index (40%)+	-6.38%	-7.34%	-2.27%	5.23%	9.95%

	6-Month	1-Year	Life of Class***
Scudder Balanced Fund - Class AARP	-10.06%	-12.69%	-11.66%
S&P 500 Index (60%) and LBAB Index (40%)+	-6.38%	-7.34%	-6.80%

Sources: Lipper, Inc. and Deutsche Asset Management

*** Class AARP shares commenced operations on August 28, 2000. Index comparisons begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 6/30/02	$ 15.56	$ 15.55
12/31/01	$ 17.48	$ 17.48
Distribution Information: Six Months: Income Dividends	$ .18	$ .18

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	404	of	495	82
3-Year	288	of	403	72
5-Year	143	of	298	48

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Balanced Fund - Class S -- S&P 500 Index (60%) and LBAB Index (40%)+ - - - S&P 500 Index+ - - - - LBAB Index+

Yearly periods ended June 30

Comparative Results*
Scudder Balanced Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$ 8,730	$ 8,912	$ 12,228	$ 19,948
	Average annual total return	-12.70%	-3.77%	4.11%	7.56%
S&P 500 Index (60%) and LBAB Index (40%)+	Growth of $10,000	$ 9,266	$ 9,548	$ 12,944	$ 24,319
	Average annual total return	-7.34%	-2.27%	5.23%	9.95%

The growth of $10,000 is cumulative.

* Returns and rankings for the 5 year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
** The Fund commenced operations on January 4, 1993. Index comparisons begin December 31, 1992.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, William F. Gadsden, lead portfolio manager of Scudder Balanced Fund, discusses market conditions and the fund's investment strategy during the six-month period ended June 30, 2002. In February 2002, Gadsden assumed responsibility for the fund's day-to-day management and investment strategies.

Q: Would you provide an overview of market conditions during the fund's semiannual reporting period - January 1, 2002, through June 30, 2002?

A: In the face of growing concerns about accounting practices among some companies in the United States and the resulting impact on investor confidence, U.S. stock markets experienced one of their most difficult six-month periods in many years. Adding to the uncertainty were earnings disappointments from some of the market's bellwether companies and geopolitical friction. The downturn in corporate earnings has spanned several quarters, and while positive signs from the economy are emerging, investors seem to be waiting for compelling signs of a sustained earnings recovery. For example, when the first-quarter earnings season moved into high gear in April, worries that corporate profits would rebound more slowly than investors anticipated were confirmed.

Meanwhile, foreign asset flows into U.S. capital markets have clearly slowed, due in part to doubts about the strength of the U.S. economic recovery and reactions to corporate governance scandals, which also were felt on foreign exchange markets. The U.S. dollar also fell in value, which added further to investors' uncertainties.

Q: How did the fund perform in this environment?

A: Scudder Balanced Fund invests in both stocks and bonds. Gains in the fund's bond portfolio helped temper the fund's exposure to the difficult stock market environment, acting as kind of a "shock absorber" against losses by the fund's stocks.

For the six months ended June 30, 2002, the fund's Class S shares declined 10.07 percent. This compares with a decline of 13.16 percent by the Standard & Poor's 500 index (the S&P 500), the fund's equity benchmark, and a gain of 3.26 percent by the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), the fund's bond benchmark. The S&P 500 is an unmanaged group of stocks generally representative of the U.S. stock market and is not available for direct investment. The Lehman Index is a group of U.S. government and corporate bonds representative of the U.S. bond market and is not available for direct investment.

The fund also can be compared with other balanced funds that invest in stocks and bonds, and the Lipper Balanced Funds category average fell 6.80 percent during the period. The Lipper category is a group of 511 funds as of June 30, 2002. Because the fund has a comparatively large exposure to large-company growth stocks - the very stocks hit hardest by the market downturn - the fund lagged competitors that had more exposure to value-oriented stocks and/or increased bond holdings. To comply with the fund's objective, we invest the stock portfolio primarily in large-company growth shares. However, the fund's bond holdings are concentrated in high-quality securities, with an emphasis on U.S. Treasuries, U.S. government agency securities and, to a lesser extent, high-grade corporate bonds. So, while the continuing outperformance of value stocks worked against the fund's growth-oriented approach, our relatively conservative bond strategy helped mitigate potential losses. Given the growth stock orientation of this fund, shareholders may want to also consider adding some value stock exposure to their portfolio of investments.

Q: What changes, if any, have you made to the fund's stock holdings since you began managing the portfolio in February?

A: We have not made many changes. However, because we believe that the United States is in the early stages of an economic recovery, we have increased the fund's exposure to a few sectors that we think will benefit from a recovery. For example, we have increased the fund's allocations to health care, technology and some consumer discretionary stocks, such as media. These are the kinds of sector allocations one would expect from a growth-oriented portfolio. Meanwhile, we have reduced the fund's exposure to such value-type sectors as financials and industrials. Other than that, purchases and sales were largely the result of company-specific factors and our desire to upgrade the overall growth rate and quality of the fund. We swapped fund holdings in health care, eliminating positions in Bristol-Myers Squibb and Medimmune, while adding new positions in Genentech and Wyeth. Outside of health care, we eliminated the fund's Liberty Media position, and added Staples, a large office supply retailer.

Q: What fund sectors helped performance?

A: The fund's overweight position in health care, relative to the S&P 500, was an important contributor to performance. We benefited from the fund's emphasis on medical device and service companies, which generally outperformed. Medtronic and Lab Corp. of America held up with relatively modest declines, while Zimmer and Tenet Healthcare shares both advanced. The fund's underweight position in the highly troubled telecommunications area also added value. This sector of the S&P 500 declined sharply during the period, so the fund's underweighting benefited it. Currently, the fund's exposure to the telecommunications sector is minimal. Finally, the fund's exposure to energy companies was in line with the overall market and that sector outperformed.

Q: What sectors hurt performance?

A: Consumer discretionary and technology stocks were the biggest drags on performance. The fund's consumer discretionary stocks lagged those of the S&P 500, largely due to weakness in Omnicom and AOL Time Warner. Omnicom was one of the latest victims of Wall Street's heightened concerns over accounting standards. Shares sold off dramatically on concerns that the company might have been overly aggressive in accounting for several acquisitions made in the past few years. Meanwhile, a report from a large brokerage firm hurt AOL: the report forecast declining online ad revenue for the second half of 2002 and into next year. The fund's technology holdings also detracted from performance as these stocks struggled after rebounding in the latter part of 2001. Our long-term outlook for technology is positive, so the fund is maintaining a meaningful position in technology.

Q: What is your outlook for the rest of 2002?

A: We believe a strong case for large-company growth investors can definitely be made. Economic growth has been above average, yet we see few signs of increased inflation on the horizon, and we believe the Federal Reserve Board has shown no indication that it will raise short-term interest rates in the near future. We believe that many companies will emerge from the downturn leaner and more profitable as cost-cutting initiatives take effect. This is not to suggest that there are not some near-term risks. Many corporations are still saddled with debt and excess production capacity, which could inhibit growth in capital spending, and we don't know if all the accounting irregularities have been exposed. It is also unclear if consumers will continue to spend as they have. Still, we believe that a great deal of speculation has been wrung out of the market, and investors seem to be employing a more fundamentally based approach to investing. We believe this favors our basic discipline, which is focused on higher-quality companies that have demonstrated strong competitive positions and earnings growth relative to their industry peers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2002

Diversification	6/30/02	12/31/01

Common Stocks	54%	59%
Fixed Income Holdings	42%	35%
Cash Equivalents	4%	6%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	6/30/02	12/31/01

Diversification
U.S. Government Obligations	40%	24%
Corporate Bonds	30%	23%
U.S. Treasury Obligations	20%	50%
Asset Backed	7%	3%
Foreign Bonds - U.S.$ Denominated	3%	-
	100%	100%

Quality
U.S. Government and Agencies	60%	74%
AAA	13%	3%
AA	4%	1%
A	14%	9%
BBB	9%	11%
BB	-	2%
	100%	100%

Weighted Average Quality	AAA	AAA

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	6/30/02	12/31/01

Sector Diversification
Technology	21%	18%
Health	21%	17%
Financial	13%	17%
Consumer Discretionary	12%	11%
Energy	8%	6%
Media	8%	4%
Consumer Staples	6%	7%
Manufacturing	5%	13%
Communications	2%	3%
Other	4%	4%
	100%	100%

Five Largest Equity Holdings (10.4% of Portfolio)
1. Microsoft Corp. Developer of computer software	2.6%
2. Exxon Mobil Corp. Explorer and producer of oil and gas	2.2%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	2.1%
4. Wal-Mart Stores, Inc. Operator of discount stores	1.9%
5. Johnson & Johnson Provider of health care products	1.6%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 54.3%
Communications 1.0%
Telephone/Communications
Verizon Communications, Inc.	199,200	7,997,880
Consumer Discretionary 6.6%
Department & Chain Stores 5.4%
Home Depot, Inc.	312,600	11,481,798
Target Corp.	291,400	11,102,340
TJX Companies, Inc.	272,800	5,349,608
Wal-Mart Stores, Inc.	285,000	15,677,850
		43,611,596
Recreational Products 0.8%
Harley-Davidson, Inc.	122,500	6,280,575
Specialty Retail 0.4%
Staples, Inc.*	172,600	3,400,220
Consumer Staples 3.5%
Food & Beverage 1.3%
PepsiCo, Inc.	217,550	10,485,910
Package Goods/Cosmetics 2.2%
Colgate-Palmolive Co.	187,900	9,404,395
Procter & Gamble Co.	92,900	8,295,970
		17,700,365
Durables 1.0%
Aerospace
United Technologies Corp.	123,100	8,358,490
Energy 4.5%
Oil & Gas Production 0.4%
Burlington Resources, Inc.	77,900	2,960,200
Oil Companies 2.2%
Exxon Mobil Corp.	432,074	17,680,468
Oilfield Services/Equipment 1.9%
Nabors Industries Ltd.*	204,600	7,222,380
Schlumberger Ltd.	187,100	8,700,150
		15,922,530
Financial 7.0%
Banks 1.6%
Fifth Third Bancorp.	89,800	5,985,170
State Street Corp.	161,100	7,201,170
		13,186,340
Consumer Finance 2.3%
American Express Co.	177,400	6,443,168
Citigroup, Inc.	308,566	11,956,933
		18,400,101
Insurance 1.2%
American International Group, Inc.	147,874	10,089,443
Other Financial Companies 1.9%
Fannie Mae	161,000	11,873,750
Goldman Sachs Group, Inc.	51,500	3,777,525
		15,651,275
Health 11.5%
Biotechnology 0.6%
Genentech, Inc.*	138,000	4,623,000
Health Industry Services 1.1%
Laboratory Corp. of America Holdings*	197,200	9,002,180
Hospital Management 1.5%
Tenet Healthcare Corp.*	177,000	12,664,350
Medical Supply & Specialty 4.2%
Baxter International, Inc.	154,200	6,854,190
Johnson & Johnson	256,954	13,428,416
Medtronic, Inc.	120,000	5,142,000
Zimmer Holdings, Inc.*	237,700	8,476,382
		33,900,988
Pharmaceuticals 4.1%
Abbott Laboratories	184,700	6,953,955
Eli Lilly & Co.	52,800	2,977,920
Pfizer, Inc.	485,200	16,982,000
Wyeth	128,200	6,563,840
		33,477,715
Manufacturing 2.7%
Diversified Manufacturing
General Electric Co.	355,300	10,321,465
Illinois Tool Works, Inc.	136,600	9,329,780
Tyco International Ltd.	169,900	2,295,349
		21,946,594
Media 4.1%
Advertising 0.6%
Omnicom Group, Inc.	109,500	5,015,100
Broadcasting & Entertainment 1.5%
AOL Time Warner, Inc.*	322,200	4,739,562
Viacom, Inc. "B"*	164,862	7,314,927
		12,054,489
Cable Television 1.2%
Comcast Corp. "A"*	282,900	6,744,336
Cox Communications, Inc. "A"*	117,400	3,234,370
		9,978,706
Print Media 0.8%
Tribune Co.	153,500	6,677,250
Service Industries 0.9%
EDP Services 0.5%
Electronic Data Systems Corp.	113,800	4,227,670
Miscellaneous Commercial Services 0.4%
Concord EFS, Inc.*	101,500	3,059,210
Technology 11.5%
Computer Software 3.3%
Microsoft Corp.*	388,400	21,245,480
Oracle Corp.*	388,100	3,675,307
PeopleSoft, Inc.*	143,800	2,139,744
		27,060,531
Diverse Electronic Products 1.3%
Applied Materials, Inc.*	546,500	10,394,430
EDP Peripherals 0.6%
EMC Corp.*	449,900	3,396,745
VERITAS Software Corp.*	79,600	1,575,284
		4,972,029
Electronic Components/Distributors 0.9%
Cisco Systems, Inc.*	498,000	6,947,100
Electronic Data Processing 1.4%
International Business Machines Corp.	161,500	11,628,000
Semiconductors 4.0%
Intel Corp.	699,100	12,772,557
Linear Technology Corp.	134,000	4,211,620
Micron Technology, Inc.*	267,700	5,412,894
Novellus Systems, Inc.*	85,600	2,910,400
Texas Instruments, Inc.	314,100	7,444,167
		32,751,638
Total Common Stocks (Cost $476,953,449)		442,106,373

	Principal Amount ($)	Value ($)
Corporate Bonds 12.2%
Communications 0.2%
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,825,000	1,702,632
Consumer Discretionary 0.1%
Park Place Entertainment, Inc., 8.5%, 11/15/2006	600,000	634,501
Durables 0.6%
Arvinmeritor, 6.625%, 6/15/2007	985,000	983,602
Systems 2001 Asset Trust LLC, 6.664%, 9/15/2013	3,358,193	3,567,785
		4,551,387
Energy 0.8%
Devon Energy Corp., 7.95%, 4/15/2032	4,795,000	5,157,919
Devon Financing Corp., 7.875%, 9/30/2031	1,000,000	1,066,379
		6,224,298
Financial 6.0%
Citigroup, Inc., 6.875%, 2/15/2098	2,975,000	2,942,629
ERP Operating LP, 6.63%, 4/13/2005	600,000	623,185
FleetBoston Financial Corp., 7.25%, 9/15/2005	470,000	511,110
Ford Motor Credit Co., 7.6%, 8/1/2005	1,950,000	2,047,299
General Electric Capital Corp.:
6.0%, 6/15/2012	1,405,000	1,398,336
6.5%, 12/10/2007	1,950,000	2,093,604
6.75%, 3/15/2032	3,575,000	3,511,626
General Motors Acceptance Corp.:
5.25%, 5/16/2005	6,115,000	6,152,491
6.875%, 9/15/2011	2,800,000	2,779,888
7.0%, 2/1/2012	875,000	876,138
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	1,020,000	1,038,979
Household Finance Corp.:
6.5%, 1/24/2006	1,200,000	1,226,863
8.0%, 5/9/2005	1,775,000	1,911,973
Newcourt Credit Group, 6.875%, 2/16/2005	3,855,000	3,707,508
Pacific Life Insurance Co., 7.9%, 12/30/2023	3,105,000	3,387,595
PNC Funding Corp., 5.75%, 8/1/2006	2,025,000	2,087,255
Prudential Insurance Co., 6.375%, 7/23/2006	1,950,000	2,035,630
UnumProvident Corp., 7.375%, 6/15/2032	3,865,000	3,798,483
Wells Fargo & Co.:
7.25%, 8/24/2005	1,950,000	2,124,006
7.55%, 6/21/2010	800,000	891,355
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	3,620,000	3,615,229
		48,761,182
Manufacturing 0.2%
Dow Chemical Co., 7.0%, 8/15/2005	1,950,000	2,090,759
Equistar Chemicals LP, 8.75%, 2/15/2009	50,000	44,710
		2,135,469
Media 0.8%
Comcast Cable Communications, 6.375%, 1/30/2006	900,000	871,666
CSC Holdings, Inc., 7.875%, 12/15/2007	3,350,000	2,804,647
News America Holdings, Inc., 9.25%, 2/1/2013	975,000	1,122,700
Time Warner, Inc., 9.125%, 1/15/2013	1,950,000	2,158,352
		6,957,365
Service Industries 0.4%
AIG Sunamerica Global Financing IV, 6.3%, 5/10/2011	3,425,000	3,544,995
Technology 0.4%
Raytheon Co.:
6.3%, 3/15/2005	2,915,000	3,035,841
6.5%, 7/15/2005	435,000	456,234
		3,492,075
Transportation 0.4%
U.S. Airways, Inc., Series 2000-2 G, 8.02%, 2/15/2019	2,940,000	3,107,698
Utilities 2.3%
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,411,405
KeySpan Corp., 7.625%, 11/15/2010	2,225,000	2,490,164
Pacificorp, 6.9%, 11/15/2011	1,850,000	1,966,245
Progress Energy, Inc., 6.75%, 3/1/2006	2,800,000	2,941,786
Progress Energy, Inc., 6.85%, 4/15/2012	2,365,000	2,463,001
PSE&G Power LLC, 6.95%, 6/1/2012	3,440,000	3,458,029
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,950,000	2,087,479
		18,818,109
Total Corporate Bonds (Cost $98,652,260)		99,929,711
Foreign Bonds - U.S.$ Denominated 1.1%
Pemex Finance Ltd., 8.02%, 5/15/2007	3,275,000	3,489,644
Sappi Papier Holding AG:
6.75%, 6/15/2012	2,270,000	2,298,566
7.5%, 6/15/2032	1,550,000	1,562,865
Tyco International Group SA, 6.375%, 10/15/2011	1,875,000	1,435,331
Total Foreign Bonds - U.S.$ Denominated (Cost $9,283,637)		8,786,406

Asset Backed 3.0%
Automobile Receivables 1.8%
Americredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	2,520,000	2,543,231
"A4", Series 2001-C, 5.01%, 7/14/2008	3,360,000	3,449,816
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,637,258
MMCA Automobile Trust "C", Series 2002-2, 5.55%, 3/15/2010	3,440,000	3,445,590
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	2,550,000	2,576,783
		14,652,678
Home Equity Loans 0.2%
Advanta Mortgage Loan Trust, 7.72%, 3/25/2015	1,600,000	1,746,936
Miscellaneous 1.0%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	3,220,000	3,437,760
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	4,040,000	4,345,766
		7,783,526
Total Asset Backed (Cost $23,807,289)		24,183,140

U.S. Treasury Obligations 8.2%
U.S. Treasury Bond:
6.0%, 2/15/2026	1,095,000	1,138,968
7.25%, 5/15/2016	18,215,000	21,467,398
U.S. Treasury Note:
3.5%, 11/15/2006	6,795,000	6,673,967
5.875%, 11/15/2004	22,211,000	23,606,117
6.0%, 8/15/2009	2,510,000	2,726,585
6.125%, 8/15/2007	855,000	931,901
6.75%, 5/15/2005	9,615,000	10,493,869
Total U.S. Treasury Obligations (Cost $65,308,349)		67,038,805

U.S. Government Agency Pass-Thrus 9.1%
Federal Home Loan Mortgage Corp.:
6.0%, 4/1/2032	5,000,000	4,994,725
6.5%, 7/1/2032 (c)	14,300,000	14,608,766
Federal National Mortgage Association:
5.946%, 2/1/2012	4,477,357	4,617,974
6.0%, 2/1/2032	3,885,941	3,881,359
6.31%, 6/1/2008	3,570,000	3,776,457
6.5% with various maturities until 7/1/2032 (d)	23,170,129	23,753,642
7.0% with various maturities until 1/1/2032	10,245,437	10,622,265
7.5% with various maturities until 8/25/2034	5,806,365	6,159,616
8.0%, 9/1/2015	1,445,251	1,539,202
Total U.S. Government Agency Pass-Thrus (Cost $72,688,933)		73,954,066

Collateralized Mortgage Obligations 3.8%
Federal Home Loan Mortgage Corp., Series T-41, 7.5%, 7/25/2032	1,720,000	1,823,463
Federal National Mortgage Association:
Series 2002-3, 5.5%, 8/25/2015	5,050,000	5,057,891
Series 2002-47, 5.5%, 7/25/2017	6,487,500	6,661,852
Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,210,740
Series 2002-51, 6.0%, 10/25/2016	3,420,000	3,448,065
Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,009,498
Series 2002-W4, 7.5%, 1/25/2028	1,680,000	1,764,394
Total Collateralized Mortgage Obligations (Cost $30,669,673)		30,975,903

Government National Mortgage Association 2.1%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	7,302,097	7,465,405
7.0% with various maturities until 5/15/2029	9,432,578	9,816,650
Total Government National Mortgage Association (Cost $16,706,614)		17,282,055

U.S. Government Agency Obligations 1.8%
Federal National Mortgage Association:
5.25%, 6/15/2006	3,650,000	3,798,665
5.75%, 6/15/2005	6,675,000	7,068,525
7.0%, 7/15/2005	3,975,000	4,347,056
Total U.S. Government Agency Obligations (Cost $14,637,290)		15,214,246

	Shares	Value ($)
Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $36,116,427)	36,116,427	36,116,427
Total Investment Portfolio - 100.0% (Cost $844,823,921) (a)		815,587,072

* Non-income producing security.
(a) The cost for federal income tax purposes was $849,924,129. At June 30, 2002, net unrealized depreciation for all securities based on tax cost was $34,337,057. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,256,658 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $73,593,715.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Mortgage dollar rolls included.
(d) When-issued or forward delivery securities included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $844,823,921)	$ 815,587,072
Receivable for investments sold	23,531,059
Dividends receivable	255,235
Interest receivable	3,128,049
Receivable for Fund shares sold	261,290
Foreign taxes recoverable	14,220
Total assets	842,776,925
Liabilities
Payable for investments purchased	19,212,759
Payable for when-issued and forward delivery securities	4,842,857
Payable for investments purchased - mortgage dollar rolls	14,492,553
Payable for Fund shares redeemed	719,612
Accrued management fee	326,960
Other accrued expenses and payables	215,790
Total liabilities	39,810,531
Net assets, at value	$ 802,966,394
Net Assets
Net assets consist of: Distributions in excess of net investment income	(403,878)
Net unrealized appreciation (depreciation) on investments	(29,236,849)
Accumulated net realized gain (loss)	(71,673,271)
Paid-in capital	904,280,392
Net assets, at value	$ 802,966,394
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($350,519,534 / 22,532,300 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.56
Class S Net Asset Value, offering and redemption price per share ($452,446,860 / 29,097,026 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.55

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2002 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,792)	$ 2,204,397
Interest	10,137,823
Total Income	12,342,220
Expenses: Management fee	2,066,593
Administrative fee	1,319,106
Trustees' fees and expenses	9,763
Other	27,211
Total expenses, before expense reductions	3,422,673
Expense reductions	(1,030)
Total expenses, after expense reductions	3,421,643
Net investment income	8,920,577
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,947,922
Net unrealized appreciation (depreciation) during the period on investments	(111,430,368)
Net gain (loss) on investment transactions	(100,482,446)
Net increase (decrease) in net assets resulting from operations	$ (91,561,869)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001
Operations: Net investment income	$ 8,920,577	$ 22,504,374
Net realized gain (loss) on investment transactions	10,947,922	(79,047,763)
Net unrealized appreciation (depreciation) on investment transactions during the period	(111,430,368)	(7,761,805)
Net increase (decrease) in net assets resulting from operations	(91,561,869)	(64,305,194)
Distributions to shareholders from: Net investment income: Class AARP	(4,107,680)	(10,367,674)
Class S	(5,216,775)	(12,948,731)
Net realized gains: Class AARP	-	(4,205,363)
Class S	-	(4,971,425)
Fund share transactions: Proceeds from shares sold	84,840,507	187,669,144
Reinvestment of distributions	8,800,552	30,735,206
Cost of shares redeemed	(110,414,900)	(220,308,045)
Net increase (decrease) in net assets from Fund share transactions	(16,773,841)	(1,903,695)
Increase (decrease) in net assets	(117,660,165)	(98,702,082)
Net assets at beginning of period	920,626,559	1,019,328,641
Net assets at end of period (including distributions in excess of net investment income of $403,878 at June 30, 2002)	$ 802,966,394	$ 920,626,559

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002[a]	2001[e]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[c]	.17	.41	.18
Net realized and unrealized gain (loss) on investment transactions	(1.91)	(1.59)	(1.42)
Total from investment operations	(1.74)	(1.18)	(1.24)
Less distributions from: Net investment income	(.18)	(.43)	(.21)
Net realized gains on investment transactions	-	(.17)	(.75)
Total distributions	(.18)	(.60)	(.96)
Net asset value, end of period	$ 15.56	$ 17.48	$ 19.26
Total Return (%)	(10.06)**	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	409	499
Ratio of expenses (%)	.78*	.77	.72d*
Ratio of net investment income (%)	2.03*	2.29	2.45*
Portfolio turnover rate (%)	146*	112	131
[a] For the six months ended June 30, 2002 (Unaudited).
[b] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002[a]	2001[e]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 19.25	$ 21.15	$ 18.96	$ 16.85	$ 14.60
Income (loss) from investment operations: Net investment income[b]	.17	.41	.38	.33	.36	.38
Net realized and unrealized gain (loss) on investment transactions	(1.92)	(1.58)	(.87)	2.20	3.14	2.91
Total from investment operations	(1.75)	(1.17)	(.49)	2.53	3.50	3.29
Less distributions from: Net investment income	(.18)	(.43)	(.37)	(.32)	(.37)	(.36)
Net realized gains on investment transactions	-	(.17)	(1.04)	(.02)	(1.02)	(.68)
Total distributions	(.18)	(.60)	(1.41)	(.34)	(1.39)	(1.04)
Net asset value, end of period	$ 15.55	$ 17.48	$ 19.25	$ 21.15	$ 18.96	$ 16.85
Total Return (%)	(10.07)**	(6.02)	(2.42)	13.46	21.10[c]	22.78[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	452	512	520	572	264	159
Ratio of expenses before expense reductions (%)	.78*	.77	1.17[d]	1.29	1.34	1.37
Ratio of expenses after expense reductions (%)	.78*	.77	1.17[d]	1.29	1.29	1.02
Ratio of net investment income (%)	2.03*	2.29	1.85	1.69	1.99	2.32
Portfolio turnover rate (%)	146*	112	131	102	75	43
[a] For the six months ended June 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with reorganization in fiscal 2000 before and after expense reductions were 1.14% and 1.14%, respectively.
[e] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $76,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (76,067,000)
Unrealized appreciation (depreciation) on investments	$ 75,639,004

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 23,316,405
Distribution from long-term capital gains	$ 9,176,788

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments, direct U.S. government obligations and mortgage dollar rolls) aggregated $419,392,031 and $327,297,667, respectively. Purchases and sales of direct U.S. government obligations aggregated $175,001,292 and $273,449,002, respectively. Purchases and sales of mortgage dollar rolls aggregated $22,163,589 and $22,263,713, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended June 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at June 30, 2002
Class AARP	$ 581,167	$ 91,111
Class S	737,939	117,641
	$ 1,319,106	$ 208,752

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended June 30, 2002, totaled $350,491 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the six months ended June 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,030 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Six Months Ended June 30, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	651,235	$ 11,134,686	1,197,949	$ 21,492,670
Class S	4,282,040	73,705,821	9,110,675	166,176,474
		$ 84,840,507		$ 187,669,144
Shares issued to shareholders in reinvestment of distributions
Class AARP	222,523	$ 3,668,353	752,715	$ 13,094,374
Class S	311,793	5,132,199	1,015,320	17,640,832
		$ 8,800,552		$ 30,735,206
Shares redeemed
Class AARP	(1,735,686)	$ (29,303,017)	(4,466,056)	$ (80,115,009)
Class S	(4,767,487)	(81,111,883)	(7,883,651)	(140,193,036)
		$ (110,414,900)		$ (220,308,045)
Net increase (decrease)
Class AARP	(861,928)	$ (14,499,978)	(2,515,392)	$ (45,527,965)
Class S	(173,654)	(2,273,863)	2,242,344	43,624,270
		$ (16,773,841)		$ (1,903,695)

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Balanced Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
30,000,336	918,492	725,525

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002